UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               January 11, 2001 (Date of earliest event reported)

                            UGLY DUCKLING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE            000-20841           86-0721358
    (State or Other Jurisdiction   (Commission         (IRS Employer
           of Incorporation)       File Number)      Identification No.)

           2525 East Camelback Road, Suite 500, Phoenix, Arizona 85016
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602) 852-6600

                                 Not Applicable
           (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Attached   hereto  as  Exhibit   99.1  is  a  copy  of  Ugly   Duckling
Corporation's press release dated January 11, 2001 titled "Ugly Duckling Announces Closing of Senior Secured Loan Facility and Subordinated Loan with Chairman and Largest Shareholder."

EXHIBIT
NO.              DESCRIPTION

99.1 Ugly Duckling Corporation Press Release Dated January 11, 2001 Titled "Ugly Duckling Announces Closing of Senior Secured Loan Facility and Subordinated Loan with Chairman and Largest Shareholder."


                                                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2001                                UGLY DUCKLING CORPORATION
                                                              (Registrant)


                                                   By:   /s/ JON D. EHLINGER
                                                       -----------------------
                                                              (Signature)
                                                   Jon D. Ehlinger
                                                   Secretary and General Counsel